J.P. MORGAN EXCHANGE-TRADED FUNDS
JPMorgan Active Small Cap Value ETF
(the “Fund”)
(a series of J.P. Morgan Exchange-Traded Fund Trust)
Supplement dated June 30, 2026
to the current Summary Prospectus and Prospectus, as supplemented
JP Morgan Active Small Cap Value ETF
Effective July 1, 2026, the management fee for the Fund is reduced from an annual rate of 0.74% of the Fund’s average daily net assets to 0.55%. In connection with these changes, the “Annual Fund Operating Expenses” and “Example” tables for the Fund are hereby replaced with the corresponding tables below.

ANNUAL FUND OPERATING EXPENSES[1] (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees[2]	0.55%

Total Annual Fund Operating Expenses	0.55

1
The Fund’s management agreement provides that the adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the management fees, payments under the Fund’s 12b‑1 plan (if any), interest expenses, dividend and interest expenses related to short sales, taxes, acquired fund fees and expenses (other than fees for funds advised by the adviser and/or its affiliates), costs of holding shareholder meetings, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non‑operating expenses, including brokerage commissions and fees and expenses associated with the Fund’s securities lending program, if applicable.

2	The management fee has been restated to reflect the reduction of the fee to 0.55% of the Fund’s average daily net assets effective July 1, 2026.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years

SHARES ($)	56	176	307	689

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY
PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

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